UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2019

CABOT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-5667	04-2271897
(Commission File Number)	(IRS Employer Identification No.)

TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS	02210-2019
(Address of Principal Executive Offices)	(Zip Code)

(617) 345-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	CBT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On June 17, 2019, Cabot Corporation (“Cabot”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named in Schedule 1 thereto, relating to the issuance and sale of $300 million aggregate principal amount of 4.000% notes due 2029 (the “Notes”).

The Notes were registered pursuant to an automatically effective shelf registration statement on Form S-3 under the Securities Act of 1933, as amended (Registration Statement No. 333-213088) (the “Registration Statement”), that was filed with the Securities and Exchange Commission on August 11, 2016. The Notes will be issued pursuant to a base indenture dated September 15, 2016, as supplemented by a second supplemental indenture to be executed by and between Cabot and U.S. Bank National Association, as trustee. Cabot is expected to complete the issuance and sale of the Notes on or about June 20, 2019, subject to the satisfaction of customary closing conditions.

In order to furnish certain exhibits for incorporation by reference into the Registration Statement, Cabot is filing the Underwriting Agreement and the opinion of Ropes & Gray LLP relating to the validity of the Notes as Exhibits 1.1 and 5.1, respectively, to this Current Report on Form 8-K. Certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 1.1	Underwriting Agreement, dated June 17, 2019, by and among Cabot Corporation, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named in Schedule 1 thereto.

Exhibit 5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

Exhibit 23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

Exhibit 99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

By:	/s/ Erica McLaughlin
Erica McLaughlin
Senior Vice President and Chief Financial Officer

Date: June 18, 2019